Exhibit 10.56
Certain information identified by “[***]” has been excluded from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.
PRIVATE STUDENT LOAN PURCHASE AGREEMENT
by and among
NATIONAL EDUCATION LOAN NETWORK, INC.,
as Purchaser,
UNION BANK AND TRUST COMPANY,
as Purchaser Lender Trustee,
UNION BANK AND TRUST COMPANY,
as Seller.
Dated as of November 19, 2019

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TABLE OF CONTENTS

Page

Section 1. Definitions 2
Section 2. Purchase of Student Loans 3
Section 3. Representations, Warranties, Covenants and Agreements of the Seller 4
Section 4. Conditions of Purchase 4
Section 5. Repurchase Obligation 5
Section 6. Notification to Obligors 6
Section 7. Obligations to Forward Payments and Communications 6
Section 8. Payment of Expenses and Taxes 6
Section 9. Indemnification 6
Section 10. Special Provisions Relating to the Transferred Loans 7
Section 11. Other Provisions 9
Section 12. Amendment 13
Section 13. No Petition 13
Section 14. Limited Recourse to the Purchaser 13
Section 15. Consent to Jurisdiction; Jury Trial 13
EXHIBIT A  LOAN TRANSFER ADDENDUM
EXHIBIT B  SELLER’S CLOSING CERTIFICATE
EXHIBIT C  BLANKET ENDORSEMENT OF STUDENT LOAN PROMISSORY NOTES
EXHIBIT D  BILL OF SALE
EXHIBIT E  REPRESENTATIONS AND WARRANTIES OF SELLER

U-Fi LPA

PRIVATE STUDENT LOAN PURCHASE AGREEMENT
THIS PRIVATE STUDENT LOAN PURCHASE AGREEMENT (this “Private Student Loan Purchase Agreement”) is made and entered into as of November 19, 2019, by and among NATIONAL EDUCATION LOAN NETWORK, INC., a corporation duly organized under the laws of the State of Nebraska (the “Purchaser”), UNION BANK AND TRUST COMPANY, a state banking corporation and trust company duly organized under the laws of the State of Nebraska, not in its individual capacity but solely as lender trustee for the Purchaser (in such capacity, the “Purchaser Lender Trustee”), UNION BANK AND TRUST COMPANY, a state banking corporation duly organized under the laws of the State of Nebraska, in its individual capacity (in such capacity, the “Seller”).
W I T N E S S E T H :
WHEREAS, the Purchaser (with legal title to any Student Loans (as defined below) to be held by the Purchaser Lender Trustee, acting on behalf of the Purchaser) desires to purchase (with legal title to any Student Loans to be held by the Purchaser Lender Trustee, acting on behalf of the Purchaser) from the Seller certain Student Loans, legal title to which will be held by and through the Purchaser Lender Trustee, acting on behalf of the Purchaser pursuant to a Lender Trustee Agreement, dated as of November 19, 2019 (as amended and supplemented pursuant to the terms thereof, the “Purchaser Lender Trustee Agreement”), between the Purchaser Lender Trustee and the Purchaser, and the Seller desire to sell to the Purchaser (with legal title to the Student Loans to be held by the Purchaser Lender Trustee, acting on behalf of the Purchaser) certain Student Loans to the Purchaser and the Purchaser Lender Trustee, acting on behalf of the Purchaser, in accordance with the terms and conditions of this Private Student Loan Purchase Agreement (with legal title to the Student Loans to be held by the Purchaser Lender Trustee, acting on behalf of the Purchaser).
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:
◦Definitions. Terms used herein shall have the meanings set forth in this Section.
“Cut‑Off Date” means a date established by the Purchaser as the cut‑off date for payments received on a portfolio of Transferred Loans being acquired or accepted by the Purchaser, which date shall not be more than two weeks preceding the purchase date of such Transferred Loans and is the date specified in the related Loan Transfer Schedule.
“Eligible Loan” means, as of its date of purchase under this Private Student Loan Purchase Agreement, an “Eligible Loan” means a Student Loan originated by or on behalf of the Seller, and satisfying each of the representations and warranties set forth in Exhibit E attached hereto, except to the extent that such term requires the existence or occurrence of a condition or characteristic of the Eligible Loan after the date of such purchase, or imposes any obligation on the Seller with respect thereto after the date of such purchase that is not otherwise set forth in this Private Student Loan Purchase Agreement.
U-Fi LPA

“Loan Transfer Addendum” means a Loan Transfer Addendum, substantially in the form set forth in Exhibit A attached hereto, executed and delivered by the Seller, the Purchaser and the Purchaser Lender Trustee.
“Loan Transfer Date” means each date on which the Purchaser (with legal title to the Student Loans to be held by the Purchaser Lender Trustee, acting on behalf of the Purchaser) purchases Student Loans from the Seller, as described in Section 2 hereof.
“Loan Transfer Schedule” means a written schedule (which may be in electronic form) on a form provided by the Purchaser or its servicing agent identifying the Student Loans being purchased under this Private Student Loan Purchase Agreement and attached to the applicable Loan Transfer Addendum.
“Obligor” means one or more Persons obligated to make payments with respect to a Student Loan including the student and, if applicable, any cosigner.
“Person” means an individual, partnership, corporation (including a business or statutory trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.
“Principal Balance” means, with respect to any Student Loan and any specified date, the original principal amount of such Student Loan, plus capitalized interest thereon, if any, minus prior payments of principal by or on behalf of the Obligor of such Student Loan as of such date.
“Private Student Loan Purchase Agreement” means this Private Student Loan Purchase Agreement, including all exhibits and schedules attached hereto, and any addenda, supplements or amendments hereto.
“Program Manual” means the materials utilized by the Seller with respect to guidelines governing the Seller’s Student Loan origination program, underwriting guidelines and documentation related thereto.
“Purchaser” has the meaning set forth in the introductory paragraph to this Private Student Loan Purchase Agreement.
“Purchaser Lender Trustee” has the meaning set forth in the introductory paragraph to this Private Student Loan Purchase Agreement.
“Seller” has the meaning set forth in the introductory paragraph to this Private Student Loan Purchase Agreement.
“Student Loan” means a loan to an Obligor for or in connection with post‑secondary education and related post‑secondary education expenses or to refinance such a loan that is made pursuant to the Program Manual, inclusive of the related promissory note and the related documentation in connection with each thereof.
“Transferred Loans” has the meaning set forth in Section 2(a) hereof.

Section 2.  Purchase of Student Loans.
(a) Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Seller agrees to sell to the Purchaser (with legal title to the Student Loans to be held by the Purchaser Lender Trustee, acting on behalf of the Purchaser), and the Purchaser (with legal title to the Student Loans to be held by the Purchaser Lender Trustee, acting on behalf of the Purchaser) agrees to buy from the Seller, Student Loans together with all promissory notes and related documentation evidencing the indebtedness represented by such Student Loans and all proceeds of the foregoing including, without limitation, all payments made after the applicable Cut‑Off Date by the Obligors thereunder or with respect thereto, and all rights to receive such payments, but excluding any proceeds of the sale made hereby (collectively with respect to a Loan Transfer Addendum, the “Transferred Loans”), from time to time, such agreement to be evidenced by the execution and delivery of a Loan Transfer Addendum for each such purchase of Student Loans in the form set forth in Exhibit A hereto. All purchases of Student Loans shall be governed in all respects by this Private Student Loan Purchase Agreement together with the Loan Transfer Addendum pertaining to such Student Loans. Student Loans may be purchased under this Private Student Loan Purchase Agreement from time to time in the future, if the parties hereto execute and deliver a related Loan Transfer Addendum for each such purchase of a portfolio substantially in the form set forth in Exhibit A hereto, and if the Seller executes and delivers to the Purchaser all documents required under Section 4 hereof as of the applicable Loan Transfer Date.
(b) Delivery and payment for the Transferred Loans shall take place at a location and on the Loan Transfer Date specified by the Purchaser.
(c) Subject to the terms and conditions of this Private Student Loan Purchase Agreement, the Purchaser (with legal title to the Student Loans to be held by the Purchaser Lender Trustee, acting on behalf of the Purchaser) agrees to purchase the Transferred Loans being purchased hereunder at a price equal to the purchase price to be set forth in the applicable Loan Transfer Addendum, which purchase price is acknowledged by the Seller to be the fair market value, fair consideration and reasonably equivalent value in consideration of the sale of the Transferred Loans sold hereby and thereby, and the Purchaser Lender Trustee, on behalf of the Purchaser, agrees to accept legal title to the Transferred Loans sold to the Purchaser hereunder. The Seller shall continue due diligence servicing in compliance with the Program Manual, at the Seller’s cost, up to the applicable Loan Transfer Date; thereafter, servicing shall be paid for by, and shall be the responsibility of, the Purchaser.
(d) The Seller shall provide such information regarding the Student Loans to be purchased hereunder as is requested by the Purchaser to evaluate such Student Loans.
Section 3.  Representations, Warranties, Covenants and Agreements of the Seller.
(a) With respect to Student Loans sold to the Purchaser on a Loan Transfer Date, the Seller hereby makes the representations and warranties set forth in Exhibit E hereto as of such Loan Transfer Date.

(b) The Seller shall not organize under the law of any jurisdiction other than the state under which it is organized as of the initial Loan Transfer Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days’ prior written notice of such action to the Purchaser. Before effecting such change, the Seller shall prepare and file in the appropriate filing office any financing statements, amendments thereto and continuations thereof or other statements necessary to continue the perfection of the Purchaser’s and the Purchaser Lender Trustee’s security interests in the Transferred Loans.
Section 4.  Conditions of Purchase. The Purchaser’s obligation to purchase and pay for the Student Loans hereunder as of any applicable Loan Transfer Date shall be subject to each of the following conditions precedent:
(a) All representations, warranties and statements by or on behalf of the Seller contained in this Private Student Loan Purchase Agreement shall be true and correct on the applicable Loan Transfer Date.
(b) The entire interest of the Seller in each Transferred Loan shall have been duly assigned by endorsement in the form set forth in Exhibit C hereto, such endorsement to be without recourse except as provided in Section 5 hereof.
(c) Physical custody and possession of the Transferred Loans (including all information and documentation which is described in the Seller’s Closing Certificate as specified in Exhibit B hereof) shall be transferred in the manner directed by the Purchaser.
(d) Delivery by the Seller to the Purchaser on or before the applicable Loan Transfer Date of the following documentation: Seller’s Closing Certificate in the form of Exhibit B hereto; blanket endorsement in the form of Exhibit C hereto; bill of sale in the form of Exhibit D hereto; if requested by the Purchaser, UCC‑1 financing statements evidencing the transfer from the Seller to the Purchaser (with legal title to the Student Loans to be held by the Purchaser Lender Trustee, acting on behalf of the Purchaser) (naming the Seller, as debtor, and the Purchaser and the Purchaser Lender Trustee, secured parties); UCC lien searches sufficiently in advance of the date hereof so as to permit review thereof by the Purchaser to its satisfaction, if requested by the Purchaser; and UCC termination statements or releases, if any, releasing any security interest granted by the Seller in any Transferred Loan.
(e) Delivery by the Seller to the Purchaser, prior to the Loan Transfer Date, of a fully executed and completed Loan Transfer Addendum substantially in the form of Exhibit A hereto with respect to Transferred Loans referred to in the bill of sale, and delivery of a Loan Transfer Schedule, as required in Section 2(a) hereof.
(f) Adequate funds being available to the Purchaser, together with other available funds of the Purchaser, to acquire the Transferred Loans being purchased under this Student Loan Purchase Agreement.
Section 5.  Repurchase Obligation. If any representation or warranty set forth in Exhibit E hereto made or furnished by the Seller with respect to a Transferred Loan shall prove to have been materially incorrect as of the date made, then the Seller shall, upon obtaining knowledge thereof, notify the Purchaser thereof, and the Seller shall within five (5) Business Days of a request by the Purchaser or the Purchaser Lender Trustee repurchase such Transferred Loan by paying to the Purchaser an amount (the “Repurchase Price”) equal to [***]% of the then outstanding Principal Balance of such Transferred Loan, plus [***]% of all interest accrued and unpaid on such Transferred Loan and any attorneys’ fees, legal expenses, court costs, servicing fees or other expenses incurred by the Purchaser, the Purchaser Lender Trustee or the appropriate successors or assigns in connection with such Transferred Loan.
Section 6.  Notification to Obligors. The Seller, shall, to the extent required by applicable law, notify the Obligors of the Student Loans purchased hereunder of the assignment and transfer of the interest in such Student Loans to the Purchaser and the Purchaser Lender Trustee, acting on behalf of the Purchaser. The Seller shall direct each Obligor to make all payments thereon directly to the Purchaser or as it may otherwise designate.
Section 7.  Obligations to Forward Payments and Communications.
(a) To the extent required by applicable law, the Seller shall promptly remit, or cause to be remitted, to the Purchaser all funds received by the Seller after the applicable Cut‑Off Date which constitute payments of principal or interest accrued after the applicable Cut‑Off Date with respect to any Transferred Loan.
(b) The Seller shall immediately transmit to the Purchaser any communication received by the Seller after the applicable Loan Transfer Date with respect to a Transferred Loan or the Obligor under such a Transferred Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudication of bankruptcy and similar documents and forms requesting deferment of repayment or loan cancellations.
Section 8.  Payment of Expenses and Taxes. The Seller and Purchaser shall each pay their own expenses incurred in connection with the preparation, execution and delivery of this Private Student Loan Purchase Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of its counsel and its respective Lender Trustee and its Lender Trustee’s counsel; provided, however, that Seller shall pay any transfer or other taxes and recording or filing fees payable in connection with the sale and purchase of the Transferred Loans.
Section 9.  Indemnification. The Seller specifically acknowledges that the Purchaser will be making representations and warranties regarding the Transferred Loans based in part on the accuracy of the Seller’s representations and warranties in this Private Student Loan Purchase Agreement. The Seller agrees to indemnify and save the Purchaser and the Purchaser Lender Trustee (together with each of their respective successors, assignees, officers, directors, agents and employees) harmless from and against any and all loss, liability, cost, damage or expense (including reasonable attorneys’ fees, court costs and costs of litigation and any losses incurred in connection with the enforcement of this indemnification or any other obligation or the successful defense, in whole or part, of any claim that the Purchaser Lender Trustee breached its standard of care), incurred by reason of any breach of the Seller’s warranties, representations or covenants hereunder or any false or misleading representations of the Seller or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by the Seller in connection herewith, excluding, however, any loss attributable to credit or yield losses due to defaulted or delinquent Student Loans or which would otherwise constitute credit recourse; provided, however, it is understood that all risks relating to the collectability of Student Loans transferred to the Purchaser and the Purchaser Lender Trustee under this Private Student Loan Purchase Agreement are assumed by the Purchaser and the Purchaser Lender Trustee (in such capacity) and the aforesaid indemnity shall not be construed to cover such risks. This indemnity obligation shall survive the termination or assignment of this Private Student Loan Purchase Agreement or removal or resignation of the Purchaser Lender Trustee.
Section 10.  Special Provisions Relating to the Transferred Loans.
(a) It is the intention of the Seller that the transfer from the Seller to the Purchaser constitutes a true sale to the Purchaser (with legal title to the Student Loans to be held by the Purchaser Lender Trustee, acting on behalf of the Purchaser) of the Transferred Loans and that neither the interest in nor title to the Transferred Loans shall continue to be or in the future be deemed property of the Seller for any purpose under applicable law. In the event, however, that it were determined by a court of competent jurisdiction that the transactions evidenced by this Private Student Loan Purchase Agreement constitute a loan and not a purchase and sale, the parties hereto intend that this Private Student Loan Purchase Agreement constitute a security agreement under applicable law and that the Seller shall be deemed to have granted, and do hereby grant, to the Purchaser and the Purchaser Lender Trustee a first priority perfected security interest in all of the Seller’s right, title and interest, whether now owned or hereafter acquired, in, to and under all Transferred Loans. Additionally, in the event that any such transfer is deemed to be a transfer for security, notwithstanding the intention of the parties, each of the Seller and the Purchaser hereby represents that the remittance of the purchase price by the Purchaser to the Seller and each remittance of collections to the Purchaser hereunder will have been in payment of a debt incurred by the Seller in the ordinary course of business or financial affairs of the Seller and the Purchaser and made in the ordinary course of business of the Seller and the Purchaser. The Seller hereby authorizes the Purchaser and the Purchaser Lender Trustee to file UCC‑1 financing statements, all amendments thereto and continuations thereof deemed necessary or appropriate by the Purchaser and the Purchaser Lender Trustee that identify the Seller as debtor and the Purchaser or the Purchaser Lender Trustee as secured party and describe the interests, rights and properties transferred hereunder, including, without limitation, the Transferred Loans, which UCC‑1 financing statements may be assigned. Such financing statements and any amendments thereto may describe such interests, rights and properties or may indicate such interests, rights and properties as being of an equal or greater scope or with greater or lesser detail than as set forth in the definition of “Transferred Loans” (the terms of which shall be binding on the Seller). The preparation or filing of such UCC‑l financing statements is solely for additional protection of the Purchaser’s and the Purchaser Lender Trustee’s interests in the Transferred Loans and shall not be deemed to contradict the express intent of the Seller, the Purchaser and the Purchaser Lender Trustee that the transfer of Transferred Loans under this Private Student Loan Purchase Agreement is an absolute sale and assignment of such Transferred Loans and is not a transfer of such Transferred Loans as security for a debt. Notwithstanding the foregoing, the Purchaser shall file any necessary financing statements or continuation statements in connection with this Private Student Loan Purchase Agreement, and the Purchaser Lender Trustee shall have no responsibility for the filing of any financing statements or continuation statements in connection herewith.
(b) The Seller hereby represents and warrants that the Seller is “located” (for purposes of the applicable UCC) in the State of Nebraska and the Seller is duly formed as a corporation under the laws of the State of Nebraska.
(c) This Private Student Loan Purchase Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code in effect in the State of Nebraska) in the Transferred Loans in favor of the Purchaser, which security interest is prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from the Seller.
(d) The Transferred Loans constitute promissory notes, instruments or payment intangibles as provided by the Uniform Commercial Code as in effect in the State of Nebraska.
(e) The Seller hereby represents and warrants that immediately prior to the sale thereof hereunder the Seller owns and has good and marketable title to the Transferred Loans free and clear of any lien, charge, security interest, mortgage or other encumbrance, claim or encumbrance of any Person.
(f) The Seller hereby represents and warrants that the Seller has caused or will have caused, within ten (10) days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the ownership and backup security interest in the Transferred Loans sold to the Purchaser and the Purchaser Lender Trustee hereunder.
(g) The Seller hereby represents and warrants that no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Seller of the security interest granted hereby or for the execution, delivery or performance of this Private Student Loan Purchase by the Seller or (ii) for the perfection of or the exercise by the Purchaser and the Purchaser Lender Trustee of its rights and remedies hereunder, other than the filing in the office of the Secretary of State of Nebraska, of a UCC financing statement describing the Transferred Loans and naming the Seller as debtor and the Purchaser and the Purchaser Lender Trustee as secured parties.
(h) The Seller hereby represents and warrants that all originally executed promissory notes (or authorized copies thereof in the case of electronically executed Student Loans) that constitute or evidence the Transferred Loans have been delivered to the Purchaser.
(i) The Seller hereby represents and warrants that other than security interests released on or prior to the date of sale hereunder and the security interest granted to the

Purchaser and the Purchaser Lender Trustee pursuant to this Private Student Loan Purchase Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Transferred Loans. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Transferred Loans other than any financing statement relating to the security interest granted to the Purchaser hereunder or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller.
(j) The representations and warranties set forth in this Section shall survive the termination of this Private Student Loan Purchase Agreement.
(k) The Purchaser shall not waive any of the representations and warranties set forth in this Section.
(l) The Purchaser hereby approves of and agrees to be bound by Obligor benefit or incentive programs and policies offered by the Seller or any prior owner of the Eligible Loans, and the Purchaser covenants to continue, following the Loan Transfer Date, to recognize and honor eligibility of those Obligors who are eligible for such benefits or incentives on Eligible Loans purchased hereunder.
Section 11.  Other Provisions.
(a) The Seller shall, at its expense, furnish to the Purchaser and the Purchaser Lender Trustee such additional information concerning the Seller’s Student Loan portfolio as the Purchaser or the Purchaser Lender Trustee may reasonably request.
(b) The Seller executes or causes to be executed all other documents and take all other steps as may be requested by the Purchaser or the Purchaser Lender Trustee from time to time to effect the sale hereunder of the Transferred Loans.
(c) This Private Student Loan Purchase Agreement, including the Exhibits hereto, sets forth the entire understanding among the parties hereto as to the subject matter set forth herein.
(d) The provisions of this Private Student Loan Purchase Agreement cannot be waived or modified unless such waiver or modification is in writing and signed by parties hereto. Inaction or failure to demand strict performance shall not be deemed a waiver.
(e) The provisions of this Private Student Loan Purchase Agreement shall be governed by and construed without regard to conflicts of law principles of the State of Nebraska.
(f) All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.
(g) This Private Student Loan Purchase Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

(h) If any provision of this Private Student Loan Purchase Agreement shall be held to be, deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Private Student Loan Purchase Agreement or any part hereof.
(i) All notices, requests, demands or other instruments which may or are required to be given by any party to another party shall be in writing, and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is given or upon expiration of a period of 48 hours from and after the postmark thereof when mailed, postage prepaid, by registered or certified mail, requesting return receipt, or when delivered by overnight courier, or when transmitted by facsimile and confirmed, addressed as follows:
if to the Purchaser: National Education Loan Network, Inc.
121 South 13th Street, Suite 100
Lincoln, Nebraska 68508
Attention: James D. Kruger
Telephone: (402) 458‑2304
Facsimile: (402) 458‑2399
         and a copy to the
Purchaser Lender
Trustee: Union Bank and Trust Company
6801 S. 27th Street
Lincoln, Nebraska 68512
Attention: Jon Gross
Telephone: (402) 323‑1184
Email: jon.gross@ubt.com
if to the Seller: Union Bank and Trust Company
4243 Pioneer Woods Drive
Lincoln, Nebraska 68506
Attention: Brad Crain
Telephone: (402) 323‑1783
Email: brad.crain@ubt.com
Any party may change the address and name of the addressee to which subsequent notices are to be sent to it by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the fifth day after it is mailed.
(j) This Private Student Loan Purchase Agreement may not be terminated by the parties hereto except in the manner and with the effect herein specifically provided for.

(k) This Private Student Loan Purchase Agreement shall not be assignable by the Seller, in whole or in part, without the prior written consent of the Purchaser and the Purchaser Lender Trustee (upon request of the Purchaser). The Seller acknowledge that the Purchaser and, upon request of the Purchaser, the Purchaser Lender Trustee may assign or otherwise transfer, in whole or in part, any or all of the Transferred Loans or their respective interests in this Private Student Loan Purchase Agreement at any time without the consent of the Seller.
(l) No remedy by the terms of this Private Student Loan Purchase Agreement conferred upon or reserved to the Purchaser or the Purchaser Lender Trustee is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Private Student Loan Purchase Agreement or existing at law or in equity, including, without limitation, the right to such equitable relief by way of injunction, or by statute on or after the date of this Private Student Loan Purchase Agreement.
(m) Acts to be taken by the Purchaser with respect to acquiring and holding title to Transferred Loans hereunder shall be taken by the Purchaser Lender Trustee as directed in writing by the Purchaser, and all references herein to the Purchaser shall incorporate by this reference the fact that the Purchaser Lender Trustee will be acquiring and holding legal title to Transferred Loans on behalf of the Purchaser.
(n) The Purchaser hereby directs the Purchaser Lender Trustee to enter into this Private Student Loan Purchase Agreement and to consent to, and accept delivery of, each Seller’s Closing Certificate, bill of sale and blanket endorsement, substantially in the forms set forth as exhibits hereto. The Purchaser and the Seller each acknowledges that the rights, protections and indemnification provisions set forth in the Purchaser Lender Trustee Agreement apply to this Private Student Loan Purchase Agreement and that all actions and responsibilities of or by the Purchaser Lender Trustee pursuant to or contemplated by this Private Student Loan Purchase Agreement shall be subject to such rights, protections and indemnification provisions. The Purchaser and the Seller each acknowledge and agree that Union Bank and Trust, in its capacity as the Purchaser Lender Trustee, has entered into this Private Student Loan Purchase Agreement solely in its capacity as Purchaser Lender Trustee, and not in its individual capacity, pursuant to the Purchaser Lender Trustee Agreement. Accordingly, all recourse and remedies the Purchaser or the Seller may have hereunder shall be available only against the Purchaser or the Seller, as applicable, and not against the Purchaser Lender Trustee in its individual capacity.
Section 12.  Amendment. The Purchaser and Seller, from time to time, may amend this Private Student Loan Purchase Agreement with the prior written consent of the Purchaser Lender Trustee (acting at the direction of the Purchaser), which consent shall not be unreasonably withheld, delayed or conditioned.
Section 13.  No Petition. The parties hereto will not at any time institute against the Purchaser any bankruptcy proceeding under any United States federal or State bankruptcy or similar law in connection with any obligations of the Purchaser hereunder. This Section shall survive the termination of this Private Student Loan Purchase Agreement.

Section 14.  Limited Recourse to the Purchaser. Notwithstanding anything to the contrary contained herein, except with respect to the purchase price of the Transferred Loans being purchased hereunder, all obligations of the Purchaser shall be payable by the Purchaser only to the extent of funds available therefor and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Purchaser to the extent of such unavailability or insufficiency until such time as the Purchaser has assets sufficient to pay such prior deficiency. This Section shall survive the termination of this Private Student Loan Purchase Agreement.
Section 15.  Consent to Jurisdiction; Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:
(a) submits for itself and its property in any legal action or proceeding in equity relating to this Private Student Loan Purchase Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of Nebraska, the courts of the United States of America for the District of Nebraska and appellate courts from any thereof; and
(b) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Private Student Loan Purchase Agreement, any other Basic Document, or any matter arising hereunder or thereunder.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.
NATIONAL EDUCATION LOAN NETWORK, INC., as the Purchaser

By /s/ DANA SCOTT
Title: AVP

UNION BANK AND TRUST COMPANY, in its individual capacity, as the Seller
By /s/ BRAD CRAIN N
Title: SVP & CFO O

UNION BANK AND TRUST COMPANY, not in its individual capacity but solely as Purchaser Lender Trustee
By /s/ JON GROSS S
Title: SVP P

[Signature Page to Private Student Loan Purchase Agreement]

S-1
4832-0613-2888.1

EXHIBIT A
LOAN TRANSFER ADDENDUM
THIS LOAN TRANSFER ADDENDUM (the “Addendum”) is made and entered into as of the ____ day of ____________, _____, by and among NATIONAL EDUCATION LOAN NETWORK, INC. (the “Purchaser”) and UNION BANK AND TRUST COMPANY (the “Purchaser Lender Trustee”), as purchasers, and UNION BANK AND TRUST COMPANY, in its individual capacity (the “Seller”), as seller.
W I T N E S S E T H :
WHEREAS, the parties hereto entered into a Private Student Loan Purchase Agreement, dated as of __________________, 2019 (the “Private Student Loan Purchase Agreement”), and the Purchaser desires to purchase from the Seller certain Student Loans, legal title to which will be transferred from the Seller to the Purchaser Lender Trustee, on behalf of the Purchaser, and held by the Purchaser Lender Trustee, on behalf of the Purchaser, pursuant to the Purchaser Lender Trustee Agreement, and the Seller desires to sell certain Student Loans to the Purchaser, legal title to which will be transferred from the Seller to the Purchaser Lender Trustee, on behalf of the Purchaser, such transfers of Student Loans sometimes referred to herein generally as a purchase by the Purchaser (legal title to which will be held by the Purchaser Lender Trustee, on behalf of the Purchaser) or a sale by the Seller to the Purchaser (legal title to which will be held by the Purchaser Lender Trustee, on behalf of the Purchaser) pursuant to and in accordance with the terms and conditions of the Private Student Loan Purchase Agreement;
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:
Section 1. Definitions. All capitalized terms in this Addendum shall have the same meanings given to them in the Private Student Loan Purchase Agreement, unless otherwise specifically stated herein.
Section 2. Purchase of Student Loans. Subject to the terms and conditions of the Private Student Loan Purchase Agreement and in reliance upon the representations, warranties and covenants as set forth in the Private Student Loan Purchase Agreement, on the Loan Transfer Date, the Seller hereby sells to the Purchaser (legal title to which will be held by the Purchaser Lender Trustee, on behalf of the Purchaser and as lender trustee under the Purchaser Lender Trustee Agreement), the Student Loans identified in the Loan Transfer Schedule attached hereto as purchased, having an aggregate outstanding Principal Balance of approximately $__________ (the “Current Purchased Portfolio”), each together with all promissory notes and related documentation evidencing the indebtedness represented by such Student Loans and all proceeds of the foregoing including, without limitation, all payments made after the Cut‑Off Date by the Obligor thereunder or with respect thereto, and all rights to receive such payments, but excluding any proceeds of the sale made hereby (collectively, the “Transferred Loans”).
Section 3. Payment of Purchase Price. Subject to the terms and conditions of the Private Student Loan Purchase Agreement, the Purchaser and the Purchaser Lender Trustee,

acting on behalf of the Purchaser, hereby purchase the Transferred Loans within the Current Portfolio (legal title to which will be held by the Purchaser Lender Trustee, on behalf of the Purchaser), at a purchase price equal to $__________, as of the Loan Transfer Date set forth in Section 4 hereof; the purchase price for the Current Portfolio is equal to the factor of [***]% multiplied by the outstanding Principal Balance of the Current Portfolio, plus [***]% of the accrued and unpaid interest thereon as of the Cut-Off Date.
Section 4. Loan Transfer Date; Cut‑Off Date. The Loan Transfer Date shall be ____________ ____, _____. The Cut‑Off Date shall be ____________ ____, _____.
Section 5. Representations and Warranties. With respect to the Current Portfolio and as of the Loan Transfer Date set forth in Section 4 hereof, each of the Seller and the Purchaser hereby reconfirms each of its representations and warranties set forth in the Private Student Loan Purchase Agreement and any exhibits attached thereto.
Section 6. Effect on Student Loan Purchase Agreement. This Addendum sets forth the terms of purchase and sale solely with respect to the Transferred Loans. This Addendum shall have no effect upon any other sale, purchase of any Student Loans or related property consummated or contemplated prior to or after the Loan Transfer Date, and all other terms, conditions and agreements contained in the Private Student Loan Purchase Agreement shall remain in full force and effect. Prior or subsequent purchases and sales of Student Loans shall each be governed by a separate Loan Transfer Addendum.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.
NATIONAL EDUCATION LOAN NETWORK, INC., as the Purchaser

By
Title: _________________________________
UNION BANK AND TRUST COMPANY, in its individual capacity, as the Seller
By
Title: __________________________________
UNION BANK AND TRUST COMPANY, not in its individual capacity but solely as Purchaser Lender Trustee
By
Title:

LOAN TRANSFER SCHEDULE
TO LOAN TRANSFER ADDENDUM
[SET FORTH LIST OF LOANS PURCHASED, INCLUDING THE PRINCIPAL AMOUNTS THEREOF AND ACCRUED INTEREST THEREON]

EXHIBIT B
SELLER’S CLOSING CERTIFICATE
UNION BANK AND TRUST COMPANY, in its individual capacity (the “Seller”) does hereby certify as of ___________ __, ____ that all representations, warranties and statements by or on behalf of the Seller contained in the Private Student Loan Purchase Agreement, dated as of ___________________, 2019 (the “Private Student Loan Purchase Agreement”), by and among the Seller and NATIONAL EDUCATION LOAN NETWORK, INC. (the “Purchaser”) and its lender trustee, are true and correct on and as of the Loan Transfer Date, without exception or qualification whatsoever;
FURTHERMORE, the Seller does hereby certify that the following documents, where applicable to each Transferred Loan (as defined in the Private Student Loan Purchase Agreement, and all other capitalized terms used herein and not defined herein shall have the meaning assigned to such terms in the Private Student Loan Purchase Agreement) acquired under the Private Student Loan Purchase Agreement, have heretofore been furnished to the Purchaser or are simultaneously herewith delivered in accordance with the instructions of the Purchaser, pursuant to Section 4(d) of the Private Student Loan Purchase Agreement:
1. physical promissory note(s) for each originally executed Transferred Loan, and copies of the notes for electronically signed promissory notes;
2. disclosure and loan information statement;
3. any other documentation held by the Seller relating to the history of such Transferred Loan;
4. Uniform Commercial Code financing statement, if any, securing any interest in each Transferred Loan, and an executed termination statement related thereto; and
5. evidence of loan disbursement.
IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered by an officer hereunto duly authorized as of the Loan Transfer Date, the date first above written.
UNION BANK AND TRUST COMPANY, in its individual capacity, as the Seller
By
Title:

        B-1

EXHIBIT C
BLANKET ENDORSEMENT OF
STUDENT LOAN PROMISSORY NOTES
This Blanket Endorsement of Student Loan Promissory Notes is dated _________ __, ____. Pursuant to the Private Student Loan Purchase Agreement, dated as of ____________, 2019 (the “Private Student Loan Purchase Agreement”), among the parties referred to herein, the undersigned UNION BANK AND TRUST COMPANY, in its individual capacity (the “Seller”), by execution of this instrument, hereby endorse all promissory notes purchased by NATIONAL EDUCATION LOAN NETWORK, INC. (the “Purchaser”) and UNION BANK AND TRUST COMPANY, as lender trustee for the Purchaser (the “Purchaser Lender Trustee”). This endorsement is in blank, unrestricted form. This endorsement is without recourse, except as provided under the terms of the Private Student Loan Purchase Agreement. All right, title and interest of the Seller in and to the promissory notes and related documentation identified in the attached loan ledger are transferred and assigned to the Purchaser and the Purchaser Lender Trustee, acting on behalf of the Purchaser, as described in the Private Student Loan Purchase Agreement.
This endorsement may be further manifested by attaching this instrument or a facsimile hereof to each or any of the promissory notes and related documentation acquired by the Purchaser (legal title to which will be held by the Purchaser Lender Trustee, on behalf of the Purchaser), from the Seller, or by attaching this instrument to the loan ledger schedule, as the Purchaser may require or deem necessary.
DATED AS OF _____________________, 20__

UNION BANK AND TRUST COMPANY, in its individual capacity, Seller

By: ________________________________
Title: ______________________________
        C-1

Dated as of the date first above written.
UNION BANK AND TRUST COMPANY, in its individual capacity, as the Seller
By
Title:

        C-2

EXHIBIT D
BILL OF SALE
EFFECTIVE AS OF __________ __, ____, FOR VALUE RECEIVED, UNION BANK AND TRUST COMPANY, in its individual capacity (the “Seller”), pursuant to the terms and conditions of a Private Student Loan Purchase Agreement, dated as of ______________________, 2019 (the “Private Student Loan Purchase Agreement”), by and among the Seller, NATIONAL EDUCATION LOAN NETWORK, INC. (the “Purchaser”), and UNION BANK AND TRUST COMPANY, solely in its capacity as lender trustee for the Purchaser (the “Purchaser Lender Trustee”), do hereby grant, sell, assign, transfer and convey to the Purchaser (legal title to which will be held by the Purchaser Lender Trustee, on behalf of the Purchaser), and their successors and assigns, all right, title and interest of the Seller, in and to the following:
1. The loans described in the Loan Transfer Schedule, attached hereto (the “Transferred Loans”);
2. All promissory notes and related documentation evidencing the indebtedness represented by such Transferred Loans; and
3. All proceeds of the foregoing including, without limitation, all payments made after the applicable Cut‑Off Date by the Obligor thereunder or with respect thereto, and all rights to receive such payments, but excluding any proceeds of the sale made hereby.
TO HAVE AND TO HOLD the same unto the Purchaser and the Purchaser Lender Trustee, acting on behalf of the Purchaser as described in the Private Student Loan Purchase Agreement, their successors and assigns, forever. This Bill of Sale is made pursuant to and is subject to the terms and provisions of the Private Student Loan Purchase Agreement, and is without recourse, except as provided in the Private Student Loan Purchase Agreement.
        D-1

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by one of its officers duly authorized to be effective as of the date first above written.
UNION BANK AND TRUST COMPANY, in its individual capacity, as the Seller
By
Title:

        D-2

EXHIBIT E
REPRESENTATIONS AND WARRANTIES OF SELLER
A. All information furnished by the Seller to the Purchaser, or the Purchaser’s agents, with respect to a Transferred Loan, including the Loan Transfer Schedule attached to the Loan Transfer Addendum, is true, complete and correct in all material respects as of the Loan Transfer Date.
B. The amount of the unpaid Principal Balance of each Transferred Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any Transferred Loan which can be asserted and maintained or which, with notice or lapse of time could be asserted and maintained, by the Obligor against the Seller or the Purchaser or the Purchaser Lender Trustee, as assignees thereof. No Transferred Loan carries a rate of interest in excess of the applicable legal rate of interest in the jurisdiction governing the Transferred Loan.
C. Each Transferred Loan has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the cosigner, if any) thereof, enforceable in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to or affecting creditors’ rights.
D. Each Transferred Loan complies in all material respects with the requirements of the Program Manual and is an Eligible Loan.
E. The Seller is the sole owner and holder of each Transferred Loan and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances other than the lien to be released on the Loan Transfer Date; no Transferred Loan has been pledged or assigned for any purpose (which has not been released); and each Transferred Loan is free of any and all liens, claims, encumbrances and security interests of any description. Upon the sale of each Transferred Loan under the Private Student Loan Purchase Agreement, the Purchaser and the Purchaser Lender Trustee, acting on behalf of the Purchaser as described in the Private Student Loan Purchase Agreement, acquire full right and interest in the Transferred Loans free and clear of all liens, claims or encumbrances.
F. Each Transferred Loan was made in compliance with all applicable local, state and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.
G. The Seller has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by the Private Student Loan Purchase Agreement; the execution and delivery of the Private Student Loan Purchase Agreement, the consummation of the transactions therein contemplated and compliance with the terms, conditions and provisions of the Private Student Loan Purchase Agreement do not conflict with or result in a breach of any of the terms, conditions or provisions of the organizational documents of the Seller, or any agreement or instrument to which the Seller is a party or by which it is bound or constitute a default thereunder; the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which materially and adversely affects the ability of the Seller to perform
        E-1

its obligations under the Private Student Loan Purchase Agreement and the Private Student Loan Purchase Agreement constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and no consent, approval or authorization is required in connection with the consummation of the transactions therein contemplated, except for those that have been obtained.
H. The Seller is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the power and authority to own its assets and carry on its business as now being conducted.
I. Each Financed Eligible Loan is evidenced by an executed promissory note (which may be in electronic form), which note is a valid and binding obligation of the obligor, enforceable by or on behalf of the holder thereof in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to or affecting creditors’ rights.
J. The Seller does not (i) discriminate by pattern or practice against any particular class or category of students by requiring, as a condition to the receipt of a student loan, that a student or his family maintain a business relationship with the Seller, except as may be permitted under applicable laws or (ii) discriminate on the basis of race, sex, color, creed or national origin.
K. No promissory note evidencing a Transferred Loan bears any apparent evidence of forgery or alteration or is otherwise so irregular or incomplete as to call into question its authenticity.
L. Except as may have been disclosed by the UCC lien search, no other financing statements or assignment filings naming the Seller as debtor or assignor under its legal name or trade names has been filed.
M. The Seller is not transferring the Transferred Loans with an actual intent to hinder, delay or defraud any of its creditors.
N. The Transferred Loans sold by the Seller were not selected from Eligible Loans owned by the Seller in a manner so as to materially adversely affect the interests of the Purchaser.

        E-2